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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          February 5, 1997
                                                --------------------------------

                        Physician Support Systems, Inc.
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            (Exact name of registrant as specified in its charter)

   Delaware                            33-80731              13-3624081
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   (State or other jurisdiction        (Commission           (IRS Employer
   of incorporation)                   File Number)          Identification No.)

         Route 230 and Eby-Chiques Road, Mt. Joy, PA                17552
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           (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (717) 653-5340
                                                   -----------------------------

                                not applicable
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        (Former name or former address, if changed since last report.)
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     Physician Support Systems, Inc., a Delaware corporation ("PSS"), hereby amends and restates Items 7(a) through 7(b) of its Current Report on Form 8-K dated February 18, 1997 as set forth below.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired.
        (b) Pro Forma Financial Information.

            Financial statements and pro forma financial information relating to Physerv are not required to be included in this Current Report on Form 8-K. Accordingly, no such financial data is being filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its report to be signed on its behalf by the undersigned hereunder duly authorized.

                                 PHYSICIAN SUPPORT SYSTEMS, INC.



Date: April 14, 1997.            By: /s/David S. Geller
                                     -----------------------------------------
                                     David S. Geller
                                     Senior Vice President and Chief
                                     Financial Officer

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